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            SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED AGREEMENT
                      OF LIMITED PARTNERSHIP OF FOAMEX L.P.

                            Dated as of June 12, 1997

                                  by and among

                                   FMXI, INC.

                            TRACE FOAM COMPANY, INC.

                                       and

                            FOAMEX INTERNATIONAL INC.









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                 SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED
                 AGREEMENT OF LIMITED PARTNERSHIP OF FOAMEX L.P.

                  This Second Amendment (this "Amendment") is made as of June 12, 1997, by and among FMXI, Inc., a Delaware corporation ("FMXI"), Trace Foam Company, Inc., a Delaware corporation ("Trace") and Foamex International Inc., a Delaware corporation ("FII"), and amends the Fourth Amended and Restated Agreement of Limited Partnership of Foamex L.P. (the "Partnership"), dated as of December 14, 1993, as amended on June 28, 1994 (the "Fourth Partnership Agreement"). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Fourth Partnership Agreement.

                  WHEREAS, Foamex-JPS Automotive L.P. ("FJPS"), a 98% limited partner in Foamex, has been merged with and into FII;

                  WHEREAS, the Partners wish to amend the Fourth Partnership Agreement to admit FII as a limited partner of the Partnership in the place of FJPS.

                  NOW THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good, valuable and binding consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the terms hereof, the parties hereto, intending to be legally bound, hereby amend the Fourth Partnership Agreement as follows:

                  Section 1. Admission of FII. Notwithstanding any of the terms or provisions of the Fourth Partnership Agreement to the contrary, upon the merger of FJPS with and into FII and the execution and delivery of this Amendment, FII shall be and hereby is admitted to the Partnership as a limited partner of the Partnership in the place of FJPS. FII, as a limited partner of the Partnership, hereby agrees to be bound by the terms and conditions of the Fourth Partnership Agreement and this Amendment.

                  Section 2. Continuation of Partnership. The parties hereto agree that the consummation of the transactions contemplated in this Amendment, the admission of FII as a limited partner of the Partnership will not dissolve the Partnership and that the business of the Partnership shall be continued by the Managing General Partner.

                  Section 3. Interim Closing. Each of the parties hereto who is a Partner pursuant to the Fourth Partnership Agreement prior to this Amendment agrees that it will be allocated income or loss for tax purposes pursuant to an interim closing of the books as of the date hereof pursuant to the relevant provisions of the Fourth Partnership Agreement.



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                  Section 4. Effect of Amendment.  On and after the date hereof, each  reference  in  the  Fourth  Partnership  Agreement  to  "this  Agreement",
"hereof",   "hereunder"  or  words  of  like  import  referring  to  the  Fourth
Partnership Agreement shall mean and be a reference to the Fourth Partnership Agreement as amended by this Amendment. The Fourth Partnership Agreement, as amended by this Amendment, shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

                  Section 5. Further Assurances. From time to time upon request and without further consideration, each of the parties hereto shall, and shall cause its subsidiaries and affiliates to, execute, deliver and acknowledge all such further instruments and do such further acts as any other party hereto may reasonably require to evidence or implement the transactions contemplated by this Amendment. Notwithstanding anything to the contrary contained in the Fourth Partnership Agreement, each of the parties hereto hereby consents to any and all of the transactions contemplated by this Amendment.

                  Section 6. Waiver. Any failure of any of the parties to comply with any obligation, covenant, agreement or condition herein may be waived by any of the parties entitled to the benefit thereof only by a written instrument signed by each such party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, representation, warranty, covenant, agreement or condition shall not operate as a waiver of or estoppel with respect to any subsequent or other failure.

                  Section 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

                  Section 8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, and delivered by means of facsimile transmission or otherwise, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same Amendment.

                  Section 9. Severability. If any provision of this Amendment shall be held to be illegal, invalid or unenforceable under any applicable law, then such contravention or invalidity shall not invalidate the entire Amendment. Such provision shall be deemed to be modified to the extent necessary to render it legal, valid and enforceable, and if no such modification shall render it legal, valid and enforceable, then this Amendment shall be construed as if not containing the provision held to be invalid, and the rights and obligations of the parties shall be construed and enforced accordingly.



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                  Section  10.  Headings.  The  headings  used  herein  are  for convenience of reference only, are not a part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, any provision of this Amendment or the Fourth Partnership Agreement.

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                  IN WITNESS  WHEREOF,  the  parties  hereto  have  caused  this instrument to be executed by their respective duly authorized officers thereunto as of the date first written above.

                                        TRACE FOAM COMPANY, INC.,
                                        as General Partner

                                           /s/ Philip N. Smith, Jr.
                                        -----------------------------
                                        By: Philip N. Smith, Jr.
                                        Title:  Vice President

                                        FMXI, INC.,
                                        as Managing General Partner

                                          /s/ Philip N. Smith, Jr.
                                        -----------------------------
                                        By: Philip N. Smith, Jr.
                                        Title:  Vice President

                                        FOAMEX INTERNATIONAL, INC.,
                                        as Limited Partner and Successor to
                                        Foamex-JPS Automotive L.P.

                                         /s/ Philip N. Smith, Jr.
                                        -----------------------------
                                        By:     Philip N. Smith, Jr.
                                        Title:  Vice President